As filed with the Securities and Exchange Commission on September 4, 2013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22397

IronBridge Funds, Inc.

(Exact name of registrant as specified in charter)

One Parkview Plaza

Suite 700

Oakbrook Terrace, Illinois 60181

(Address of principal executive offices) (Zip code)

John G. Davis

One Parkview Plaza, Suite 700

Oakbrook Terrace, Illinois 60181

(Name and address of agent for service)

(630) 684-8300

Registrant’s telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2013

Item 1. Reports to Stockholders.

ANNUAL REPORT

June 30, 2013

IronBridge Small Cap Fund

IronBridge SMID Cap Fund

IronBridge Global Fund

IronBridge Large Cap Fund

IRONBRIDGE FUNDS    June 30, 2013

P / 1

IRONBRIDGE FUNDS — ANNUAL SHAREHOLDER LETTER

Dear Fellow Shareholders

We are pleased to report on the progress of the IronBridge Funds over the past twelve months ending June 30, 2013. The S&P 500® Index, a proxy for large capitalization stocks, was up 20.60% over the past twelve months, while small capitalizations stocks were up 24.21% as measured by the Russell 2000® Index. Global equity markets, as measured by the MSCI World Index (Net), were up 18.58% over the same period.

Fund Results

For the twelve month period ending June 30, 2013, the Funds generated the following net (i.e. after fee) returns:

The IronBridge Small Cap Fund, managed by IronBridge Capital Management, returned 19.14% versus the 24.21% return for the Russell 2000® Index.

The IronBridge SMID Cap Fund, managed by IronBridge Capital Management, returned 21.80% versus the 25.61% return for the Russell 2500™ Index.

The IronBridge Global Fund, managed by IronBridge Capital Management, returned 17.66% versus the 18.58% return for the MSCI World Index (Net).

The IronBridge Large Cap Fund, managed by IronBridge Capital Management, returned 16.72% versus the 21.24% return for the Russell 1000® Index.

Outlook

In the near term, we expect greater volatility among all asset classes, including equities, as the market tries to figure out specifically what actions the Federal Reserve (Fed) will take to “taper” and eventually exit Quantitative Easing (QE). We expect the first phase of rising interest rates to remain somewhat muted simply because the Fed does not appear to want rates to increase too fast. Longer term, we continue to believe that higher-quality equities have the potential to provide the best relative returns to equity investors. We define “high quality” as those companies that are winning the global competition for capital by allocating capital to higher return projects. Our Funds seek to diversify the source and structure of net cash receipts, and focus on where we believe we have an edge — picking stocks. We attempt to identify winners in the competition for capital and buy them at attractive entry points.

Thank you for your continued support of IronBridge Funds.

Sincerely,

John Davis

President

IronBridge Funds, Inc.

P / 2

Report from IronBridge Capital Management, L.P.

Dear Shareholder:

The IronBridge Small Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The objective is relative to, and measured against, the Russell 2000® Index.

The IronBridge SMID Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small and mid-market capitalizations. The objective is relative to, and measured against, the Russell 2500™ Index.

The IronBridge Global Fund strives to achieve long-term capital appreciation by investing primarily in equity securities of companies traded in developed markets throughout the world, including the United States. The objective is relative to, and measured against, the MSCI World Index (Net).

The IronBridge Large Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with large and mid-market capitalizations. The objective is relative to, and measured against, the Russell 1000® Index.

Performance Review

IronBridge Small Cap Fund

For the twelve month period ended June 30, 2013, the IronBridge Small Cap Fund trailed the benchmark, returning 19.14% (net of fees) compared with the Russell 2000® Index return of 24.21% for the same period.

The stock selection within Utilities was a positive contributor to the relative return profile, while exposure among Industrials was neutral. Exposure among the Information Technology, Health Care, Consumer Discretionary, Financials, Materials, Consumer Staples and Energy names detracted from the Small Cap Fund’s relative performance. The sector allocation also detracted from the Small Cap Fund’s relative performance, primarily due to a small allocation to cash.

IronBridge SMID Cap Fund

For the twelve month period ended June 30, 2013, the IronBridge SMID Cap Fund trailed the benchmark, returning 21.80% (net of fees) compared with the Russell 2500™ Index return of 25.61% for the same period.

The stock selection within Materials, Utilities and Energy was a positive contributor to the relative return profile, while exposure among the Information Technology, Industrials, Financials, Consumer Staples, Consumer Discretionary and Health Care detracted from the SMID Cap Fund’s relative performance. The sector allocation also detracted from the SMID Cap Fund’s relative performance, driven primarily by the small allocation to cash.

IronBridge Global Fund

For the twelve month period ended June 30, 2013, the IronBridge Global Fund trailed the benchmark, returning 17.66% (net of fees) compared with the MSCI World Index (Net) return of 18.58% for the same period.

P / 3

Report from IronBridge Capital Management, L.P. (continued)

The stock selection within Industrials, Utilities, Materials, Consumer Staples, Energy, Health Care and Financials was a positive contributor to the Global Fund’s relative return profile, while exposure among the Information Telecommunication Services and Consumer Discretionary names detracted from the Global Fund’s relative performance. The sector allocation also detracted from the Global Fund’s relative performance, primarily due to a small allocation to cash.

IronBridge Large Cap Fund

For the twelve month period ended June 30, 2013, the IronBridge Large Cap Fund trailed the benchmark, returning 16.72% (net of fees) compared with the Russell 1000® Index return of 21.24% for the same period.

The stock selection within Industrials, Materials, Utilities and Telecommunication Services was a positive contributor to the relative return profile, while exposure among the Information Technology, Health Care, Energy, Consumer Discretionary, Financials and Consumer Staples detracted from the Large Cap Fund’s relative performance. The sector allocation also detracted from the Large Cap Fund’s relative performance, driven primarily by the small allocation to cash.

Market Review

U.S. growth appears to be chugging along at around 2%, which is suboptimal, but good enough for companies to create wealth. Growth could significantly accelerate if Congress and the President make progress toward tax, entitlement, and regulatory reforms. One country that appears to be making some progress on that front is Japan, which is trying to reform its tax and regulatory system. However, the Bank of Japan has engaged in the market distorting effects of QE, and it is too early to tell if the desired reforms will lead to better capital allocation in Japan. The recent pick up in industrial production in Japan is impressive.

European growth is still stagnant. However, Europe seems to be making some progress toward improving competitiveness. Certain companies in Europe are doing a lot better than the general economies in Europe.

China continues to grow, but we are a little concerned about the rate of deceleration and potential credit issues there. The transition from an export driven economy to a more consumption based one is proving to be challenging and also introduces some greater volatility to global growth estimates. Overall, global economic growth is suboptimal, but supportive for potentially positive equity returns. If the Federal Reserve can manage an orderly “tapering” of liquidity without causing another liquidity crisis or credit crisis, we feel comfortable that equities would have the potential to hold onto and even add to the gains for the twelve month period ended June 30, 2013.

We remain confident that, as the world eventually emerges from the global rebalancing phase, and when politics and macroeconomic uncertainty begin to settle down and company specific drivers re-emerge, IronBridge will aim to be in a solid position to continue to deliver long-term absolute and excess return for our clients. In the meantime, IronBridge continues to invest in talented people and proprietary tools in order to ensure our portfolios own the best-managed companies offering what we believe to be the most attractive payoff structures and that are the most likely to beat current expectations.

P / 4

Portfolio Outlook

Equities continued to grind higher during the quarter ended June 30, 2013. However, they have experienced greater volatility since May 22 when Ben Bernanke introduced his carefully chosen word “taper” when referring to the pace of QE. “Taper” was Mr. Bernanke’s way of warning markets that additional QE is unlikely and that his next move will be to gradually remove the artificial stimulus that has lifted the value of all financial assets.

The tapering and eventual end of QE means that market distortions which have built up in the financial system over the last four years should begin to abate and eventually reverse. This has important implications for various asset class performances as well as the appropriate structure for IronBridge portfolios.

As discount rate distortions unwind, company specific risk should begin to take over as the main driver of market performance. This should allow for company correlations to fall back toward more normal levels. Importantly, we believe that as QE begins to taper, the prices of distorted assets/companies should move toward fair value creating an opportunity for active managers to potentially add alpha for their clients.

While we welcome the tapering, and the eventual end of QE, we recognize there are risks too. Volatility may very well increase. Uncertainty regarding the macro environment may very well increase. Liquidity risks are always tricky to navigate. It is hard to know where credit spreads might go without the impact of QE. Clearly, there are risks that we can see, but there are also risks that are harder see.

Further, we believe higher rates could be good for equities if the interest rates are higher due to improved economic growth. Lower quality names could continue to outperform in such an environment as the benefits of a more robust economy outweigh the modestly higher interest rates. However, rising rates could be bad for equities if it becomes clear to the market that rather than supporting asset prices, QE simply fueled another credit crisis for which the Fed has very little additional ammunition to counteract. In such an environment, the credit quality bias in the IronBridge portfolios would have the potential to add substantial excess return if credit problems re-emerge. Finally, if interest rates start to rise due to inflation, equities should do better than bonds. It appears that stocks could outperform highly rated bonds in two out of three of these scenarios, and could outperform junk bonds in three out of three. As optimists, and based on milestones that we monitor, we think the first scenario seems most likely.

Thank you for your continued confidence in IronBridge.

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of the fund manager and is not intended to be a forecast of future events or a guarantee of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in small and medium capitalization companies which are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Funds may invest in American Depository Receipts (ADRs) and Global Depository Receipts (GDRs) that represent interests in foreign securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.

P / 5

Report from IronBridge Capital Management, L.P. (continued)

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000® companies.

The MSCI World Index (Net) measures large and mid cap representation across 23 Developed Markets countries. With approximately 1,600 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

You cannot invest directly in an index.

Alpha — Measures performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a security and compares its risk-adjusted performance to a benchmark index. The excess return of the security relative to the return of the benchmark index is a security’s alpha.

IronBridge Funds, Inc. are distributed by Quasar Distributors, LLC.

P / 6

EXPENSE EXAMPLE

IronBridge Funds

June 30, 2013 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the IronBridge Global Fund.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/13 — 6/30/13).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

P / 7

IRONBRIDGE FUNDS	BEGINNING ACCOUNT VALUE 1/1/2013	ENDING ACCOUNT VALUE 6/30/2013	ANNUALIZED EXPENSE RATIO*	EXPENSES PAID DURING THE PERIOD*
IronBridge Small Cap Fund
Actual Fund Return	$1,000.00	$1,133.30	1.08%	$5.71
Hypothetical 5% Return	$1,000.00	$1,019.44	1.08%	$5.41
IronBridge SMID Cap Fund
Actual Fund Return	$1,000.00	$1,128.70	0.93%	$4.91
Hypothetical 5% Return	$1,000.00	$1,020.18	0.93%	$4.66
IronBridge Global Fund
Actual Fund Return	$1,000.00	$1,096.60	1.00%	$5.20
Hypothetical 5% Return	$1,000.00	$1,019.84	1.00%	$5.01
IronBridge Large Cap Fund
Actual Fund Return	$1,000.00	$1,106.80	0.80%	$4.18
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01

* Expenses are equal to each Fund’s annualized expense ratio indicated above , multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

P / 8

PORTFOLIO INVESTMENT RETURNS

IronBridge Small Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

*8/30/02 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Year Ended 6/30/13	Fund	Index

One Year	19.14%	24.21%

Five Year Average Annual	6.18	8.77

Ten Year Average Annual	9.07	9.53

Since Commencement Average Annual	11.03	10.28

This chart assumes an initial gross investment of $100,000 made on 8/30/02 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Prior to July 23, 2010, Frontegra Asset Management, Inc. served as adviser and IronBridge Capital Management, L.P. served as subadviser to the Fund. Effective July 23, 2010, IronBridge Capital Management, L.P. became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

P / 9

PORTFOLIO INVESTMENT RETURNS

IronBridge SMID Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

*12/31/04 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Year Ended 6/30/13	Fund	Index

One Year	21.80%	25.61%

Five Year Average Annual	6.36	9.21

Since Commencement Average Annual	6.51	7.29

This chart assumes an initial gross investment of $100,000 made on 12/31/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Prior to July 23, 2010, Frontegra Asset Management, Inc. served as adviser and IronBridge Capital Management, L.P. served as subadviser to the Fund. Effective July 23, 2010, IronBridge Capital Management, L.P. became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

P / 10

PORTFOLIO INVESTMENT RETURNS

IronBridge Global Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

*9/18/09 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Year Ended 6/30/13	Fund	Index

One Year	17.66%	18.58%

Since Commencement Average Annual	8.00	8.60

This chart assumes an initial gross investment of $100,000 made on 9/18/09 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Prior to July 23, 2010, Frontegra Asset Management, Inc. served as adviser and IronBridge Capital Management, L.P. served as subadviser to the Fund. Effective July 23, 2010, IronBridge Capital Management, L.P. became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The MSCI World Index Net is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in an index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

P / 11

PORTFOLIO INVESTMENT RETURNS

IronBridge Large Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

* 3/30/12 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Year Ended 6/30/13	Fund	Index

One Year	16.72%	21.24%

Since Commencement Average Annual	10.51	13.72

This chart assumes an initial gross investment of $100,000 made on 3/30/12. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in an index is not possible.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

P / 12

SCHEDULE OF INVESTMENTS

IronBridge Small Cap Fund

June 30, 2013

COMMON STOCKS - 98.3%
	Number of Shares	Value
AEROSPACE & DEFENSE - 4.5%
Esterline Technologies Corp. (a)	106,523	$7,700,548
Moog, Inc. - Class A (a)	114,729	5,911,986
Orbital Sciences Corp. (a)	271,449	4,715,069
Triumph Group, Inc.	77,869	6,163,331
		24,490,934

AUTO COMPONENTS - 0.5%
Modine Manufacturing Co. (a)	250,080	2,720,870

BIOTECHNOLOGY - 2.4%
Cepheid, Inc. (a)	161,056	5,543,547
Cubist Pharmaceuticals, Inc. (a)	86,556	4,180,655
Genomic Health, Inc. (a)	98,500	3,123,435
		12,847,637

BUILDING PRODUCTS - 2.2%
A.O. Smith	199,748	7,246,857
Universal Forest Products, Inc.	118,654	4,736,668
		11,983,525

CAPITAL MARKETS - 3.2%
Fifth Street Finance Corp.	360,298	3,765,114
KKR Financial Holdings LLC	339,062	3,577,104
Stifel Financial Corp. (a)	134,327	4,791,444
Waddell & Reed Financial, Inc. - Class A	120,155	5,226,743
		17,360,405

CHEMICALS - 3.6%
Axiall Corp.	64,560	2,748,965
Cabot Corp.	77,946	2,916,739
Methanex Corp.	187,982	8,043,750
NewMarket Corp.	21,431	5,626,923
		19,336,377

	Number of Shares	Value
COMMERCIAL BANKS - 7.5%
Columbia Banking System, Inc.	293,401	$6,985,878
Cullen/Frost Bankers, Inc.	163,124	10,891,789
IBERIABANK Corp.	123,537	6,622,819
National Penn Bancshares, Inc.	759,037	7,711,816
SVB Financial Group (a)	35,030	2,918,700
TCF Financial Corp.	374,646	5,312,480
		40,443,482

COMMUNICATIONS EQUIPMENT - 1.4%
Aruba Networks, Inc. (a)	175,092	2,689,413
Polycom, Inc. (a)	220,834	2,327,590
Riverbed Technology, Inc. (a)	163,110	2,537,992
		7,554,995

CONSTRUCTION & ENGINEERING - 1.0%
MasTec, Inc. (a)	169,821	5,587,111

CONSUMER FINANCE - 0.4%
EZCORP, Inc. - Class A (a)	135,566	2,288,354

CONTAINERS & PACKAGING - 1.0%
AptarGroup, Inc.	96,947	5,352,444

DIVERSIFIED CONSUMER SERVICES - 1.1%
Coinstar, Inc. (a)	46,509	2,728,683
K12, Inc. (a)	117,668	3,091,138
		5,819,821

ELECTRIC UTILITIES - 2.1%
El Paso Electric Co.	197,973	6,990,427
ITC Holdings Corp.	48,188	4,399,564
		11,389,991

ELECTRICAL EQUIPMENT - 1.4%
EnerSys	118,389	5,805,797
GrafTech International Ltd. (a)	252,198	1,836,001
		7,641,798

The accompanying notes are an integral part of these financial statements.	P / 13

SCHEDULE OF INVESTMENTS

IronBridge Small Cap Fund

continued

	Number of Shares	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 4.9%
FEI Co.	58,368	$4,260,280
IPG Photonics Corp.	55,177	3,350,899
Littelfuse, Inc.	62,330	4,650,441
National Instruments Corp.	138,406	3,867,064
ScanSource, Inc. (a)	134,155	4,292,960
SYNNEX Corp. (a)	67,541	2,855,634
Trimble Navigation Ltd. (a)	131,524	3,420,939
		26,698,217

ENERGY EQUIPMENT & SERVICES - 3.5%
Atwood Oceanics, Inc. (a)	145,356	7,565,780
Superior Energy Services, Inc. (a)	215,750	5,596,555
Unit Corp. (a)	134,710	5,735,952
		18,898,287

FOOD & STAPLES RETAILING - 0.9%
The Fresh Market, Inc. (a)	93,453	4,646,483

FOOD PRODUCTS - 1.4%
Ingredion, Inc.	117,265	7,694,929

GAS UTILITIES - 1.6%
UGI Corp.	223,403	8,737,291

HEALTH CARE EQUIPMENT & SUPPLIES - 2.4%
Neogen Corp. (a)	60,336	3,352,268
Sirona Dental Systems, Inc. (a)	78,552	5,175,006
West Pharmaceutical Services, Inc.	63,005	4,426,731
		12,954,005
HEALTH CARE PROVIDERS & SERVICES - 5.8%
HMS Holdings Corp. (a)	198,104	4,615,823
LifePoint Hospitals, Inc. (a)	178,485	8,717,207
MWI Veterinary Supply, Inc. (a)	48,676	5,998,830

	Number of Shares	Value
Owens & Minor, Inc.	352,026	$11,909,040
		31,240,900

HEALTH CARE TECHNOLOGY - 0.9%
athenahealth, Inc. (a)	27,795	2,354,792
Omnicell, Inc. (a)	143,100	2,940,705
		5,295,497

HOTELS, RESTAURANTS & LEISURE - 1.3%
Buffalo Wild Wings, Inc. (a)	69,377	6,810,046

HOUSEHOLD DURABLES - 1.0%
Tupperware Brands Corp.	70,802	5,500,607

INFORMATION TECHNOLOGY SERVICES - 2.8%
Jack Henry & Associates, Inc.	134,018	6,316,269
MAXIMUS, Inc.	53,867	4,012,014
Syntel, Inc.	72,760	4,574,421
		14,902,704

INSURANCE - 4.6%
Alleghany Corp. (a)	25,620	9,820,402
American Financial Group, Inc.	177,767	8,694,584
Argo Group International Holdings Ltd.	81,299	3,446,265
Stewart Information Services Corp.	99,373	2,602,579
		24,563,830

LEISURE EQUIPMENT & PRODUCTS - 0.6%
LeapFrog Enterprises, Inc. (a)	303,215	2,983,636
LIFE SCIENCES TOOLS & SERVICES - 0.6%
Luminex Corp. (a)	167,362	3,449,331

MACHINERY - 5.8%
IDEX Corp.	74,189	3,992,110
Kennametal, Inc.	114,677	4,452,908

P / 14

	Number of Shares	Value
Lincoln Electric Holdings, Inc.	121,052	$6,932,648
Snap-on, Inc.	62,387	5,576,150
Valmont Industries, Inc.	56,517	8,087,018
Westport Innovations, Inc. (a)	66,230	2,220,692
		31,261,526

MARINE - 0.5%
Matson, Inc.	104,164	2,604,100

METALS & MINING - 0.8%
Carpenter Technology Corp.	94,528	4,260,377

MULTILINE RETAIL - 0.7%
Fred’s, Inc. - Class A	233,729	3,620,462

MULTI-UTILITIES - 1.0%
Black Hills Corp.	114,701	5,591,674

OIL, GAS & CONSUMABLE FUELS - 1.2%
Bill Barrett Corp. (a)	229,574	4,641,986
Swift Energy Co. (a)	149,760	1,795,623
		6,437,609

PHARMACEUTICALS - 0.7%
Nektar Therapeutics (a)	326,929	3,776,030

REAL ESTATE INVESTMENT TRUSTS - 6.8%
Alexandria Real Estate Equities, Inc.	77,307	5,080,616
Corporate Office Properties Trust	240,668	6,137,034
EastGroup Properties, Inc.	74,451	4,189,358
Mid-America Apartment Communities, Inc.	173,781	11,777,138
Potlatch Corp.	111,472	4,507,928
Redwood Trust, Inc.	289,797	4,926,549
		36,618,623

	Number of Shares	Value

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.9%
Alexander & Baldwin, Inc.	127,104	$5,052,384

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.9%
Cypress Semiconductor Corp.	356,247	3,822,530
International Rectifier Corp. (a)	156,103	3,268,797
Semtech Corp. (a)	147,071	5,151,897
Skyworks Solutions, Inc. (a)	146,579	3,208,615
		15,451,839

SOFTWARE - 2.2%
Aspen Technology, Inc. (a)	46,100	1,327,219
PTC, Inc. (a)	229,230	5,623,012
SolarWinds, Inc. (a)	65,847	2,555,522
TIBCO Software, Inc. (a)	99,560	2,130,584
		11,636,337

SPECIALTY RETAIL - 3.5%
Cabela’s, Inc. (a)	133,812	8,665,665
The Buckle, Inc.	74,455	3,873,149
Tractor Supply Co.	54,138	6,367,170
		18,905,984

TEXTILES, APPAREL & LUXURY GOODS - 3.7%
Deckers Outdoor Corp. (a)	142,996	7,222,728
Under Armour, Inc. - Class A (a)	136,825	8,169,821
Wolverine World Wide, Inc.	86,977	4,749,814
		20,142,363
THRIFTS & MORTGAGE FINANCE - 1.1%
Provident Financial Services, Inc.	366,382	5,781,508

The accompanying notes are an integral part of these financial statements.	P / 15

SCHEDULE OF INVESTMENTS

IronBridge Small Cap Fund

continued

	Number of Shares	Value

TRADING COMPANIES & DISTRIBUTORS - 1.9%
Applied Industrial Technologies, Inc.	140,138	$6,772,870
GATX Corp.	71,315	3,382,470
		10,155,340

TOTAL COMMON STOCKS
(Cost $380,978,927)		$530,489,663

SHORT-TERM INVESTMENTS - 1.3%
	Number of Shares	Value
MONEY MARKET - 1.3%
STIT - Liquid Assets Portfolio - 0.09% (b)	7,246,043	$7,246,043

TOTAL SHORT-TERM INVESTMENTS
(Cost $7,246,043)		$7,246,043

TOTAL INVESTMENTS - 99.6%
(Cost $388,224,970)		$537,735,706
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%		1,870,716

TOTAL NET ASSETS - 100.0%		$539,606,422

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

PORTFOLIO DIVERSIFICATION

June 30, 2013

Sectors	Percentage
Financials	24.5%
Industrials	17.4%
Information Technology	14.1%
Health Care	12.9%
Consumer Discretionary	12.3%
Materials	5.3%
Utilities	4.8%
Energy	4.7%
Consumer Staples	2.3%
TOTAL COMMON STOCKS	98.3%
TOTAL SHORT-TERM INVESTMENTS	1.3%
TOTAL INVESTMENTS	99.6%
OTHER ASSETS IN EXCESS OF LIABILITIES	0.4%
TOTAL NET ASSETS	100.0%

P / 16

SCHEDULE OF INVESTMENTS

IronBridge SMID Cap Fund

June 30, 2013

COMMON STOCKS - 96.9%
	Number of Shares	Value
AEROSPACE & DEFENSE - 1.1%
Esterline Technologies Corp. (a)	157,901	$11,414,663

AUTO COMPONENTS - 1.1%
BorgWarner, Inc. (a)	128,728	11,089,917

BIOTECHNOLOGY - 3.0%
Alexion Pharmaceuticals, Inc. (a)	82,006	7,564,233
Cepheid, Inc. (a)	243,649	8,386,399
Cubist Pharmaceuticals, Inc. (a)	133,252	6,436,072
Genomic Health, Inc. (a)	174,660	5,538,469
Seattle Genetics, Inc. (a)	78,947	2,483,673
		30,408,846

CAPITAL MARKETS - 3.7%
Affiliated Managers Group, Inc. (a)	122,733	20,120,848
KKR Financial Holdings LLC	417,073	4,400,120
Waddell & Reed Financial, Inc. - Class A	278,617	12,119,840
		36,640,808

CHEMICALS - 5.2%
Albemarle Corp.	177,204	11,038,037
Axiall Corp.	103,194	4,394,001
Cabot Corp.	138,146	5,169,423
FMC Corp.	208,939	12,757,815
Methanex Corp.	306,388	13,110,343
NewMarket Corp.	23,132	6,073,538
		52,543,157

COMMERCIAL BANKS - 5.7%
City National Corp.	182,955	11,593,858
Comerica, Inc.	126,600	5,042,478

	Number of Shares	Value
Cullen/Frost Bankers, Inc.	267,348	$17,850,826
First Niagara Financial Group, Inc.	977,546	9,843,888
IBERIABANK Corp.	228,722	12,261,787
		56,592,837

COMMERCIAL SERVICES & SUPPLIES - 1.0%
Stericycle, Inc. (a)	89,162	9,846,160

COMMUNICATIONS EQUIPMENT - 0.8%
Aruba Networks, Inc. (a)	269,471	4,139,074
Riverbed Technology, Inc. (a)	225,335	3,506,213
		7,645,287

CONSTRUCTION & ENGINEERING - 1.0%
Jacobs Engineering Group, Inc. (a)	186,630	10,288,912

CONTAINERS & PACKAGING - 2.4%
Crown Holdings, Inc. (a)	271,952	11,185,386
Rock-Tenn Co. - Class A	124,764	12,461,428
		23,646,814

DIVERSIFIED CONSUMER SERVICES - 0.5%
Coinstar, Inc. (a)	84,111	4,934,792

ELECTRIC UTILITIES - 3.1%
ITC Holdings Corp.	138,484	12,643,589
OGE Energy Corp.	267,787	18,263,073
		30,906,662

ELECTRICAL EQUIPMENT - 3.0%
AMETEK, Inc.	232,132	9,819,184
EnerSys, Inc.	187,612	9,200,492
GrafTech International Ltd. (a)	426,967	3,108,320
Regal-Beloit Corp.	129,562	8,400,800
		30,528,796

The accompanying notes are an integral part of these financial statements.	P / 17

SCHEDULE OF INVESTMENTS

IronBridge SMID Cap Fund

continued

	Number of Shares	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.8%
Amphenol Corp. - Class A	193,416	$15,074,843
Avnet, Inc. (a)	298,305	10,023,048
FEI Co.	209,483	15,290,164
Jabil Circuit, Inc.	364,047	7,419,278
Trimble Navigation Ltd. (a)	401,826	10,451,494
		58,258,827

ENERGY EQUIPMENT & SERVICES - 3.7%
Atwood Oceanics, Inc. (a)	185,370	9,648,508
Helmerich & Payne, Inc.	185,627	11,592,406
Oil States International, Inc. (a)	167,965	15,560,278
		36,801,192

FOOD & STAPLES RETAILING - 0.5%
The Fresh Market, Inc. (a)	111,490	5,543,283

FOOD PRODUCTS - 2.5%
Ingredion, Inc.	196,154	12,871,626
The J.M. Smucker Company	119,263	12,301,978
		25,173,604

GAS UTILITIES - 3.3%
Questar Corp.	658,487	15,704,915
UGI Corp.	435,023	17,013,749
		32,718,664

HEALTH CARE EQUIPMENT & SUPPLIES - 2.2%
ResMed, Inc.	152,333	6,874,788
Sirona Dental Systems, Inc. (a)	103,462	6,816,077
West Pharmaceutical Services, Inc.	120,988	8,500,617
		22,191,482

	Number of Shares	Value
HEALTH CARE PROVIDERS & SERVICES - 2.6%
Owens & Minor, Inc.	267,070	$9,034,978
Universal Healthcare Services, Inc. - Class B	250,253	16,756,941
		25,791,919

HEALTH CARE TECHNOLOGY - 0.7%
Cerner Corp. (a)	69,501	6,678,351

HOTELS, RESTAURANTS & LEISURE - 1.0%
Panera Bread Co. - Class A (a)	54,003	10,041,318

HOUSEHOLD DURABLES - 2.7%
Leggett & Platt, Inc.	202,168	6,285,403
NVR, Inc. (a)	11,651	10,742,222
Tupperware Brands Corp.	125,056	9,715,601
		26,743,226

INDUSTRIAL CONGLOMERATES - 0.5%
Carlisle Cos., Inc.	76,435	4,762,665

INFORMATION TECHNOLOGY SERVICES - 1.6%
MAXIMUS, Inc.	108,533	8,083,538
Syntel, Inc.	120,800	7,594,696
		15,678,234

INSURANCE - 4.6%
Alleghany Corp. (a)	31,313	12,002,586
American Financial Group, Inc.	280,542	13,721,309
Markel Corp. (a)	24,484	12,901,844
RLI Corp.	90,707	6,930,922
		45,556,661

INTERNET SOFTWARE & SERVICES - 0.9%
Open Text Corp.	129,344	8,856,184

LIFE SCIENCES TOOLS & SERVICES - 1.4%
Illumina, Inc. (a)	113,229	8,474,058
Luminex Corp. (a)	292,582	6,030,115
		14,504,173

P / 18

	Number of Shares	Value
MACHINERY - 4.6%
Dover Corp.	239,859	$18,627,450
Kennametal, Inc.	198,073	7,691,175
Nordson Corp.	111,049	7,696,806
Timken Co.	207,158	11,658,852
		45,674,283

MARINE - 0.4%
Matson, Inc.	180,275	4,506,875

METALS & MINING - 1.6%
Reliance Steel & Aluminum Co.	180,720	11,848,003
Royal Gold, Inc.	88,690	3,732,075
		15,580,078

OIL, GAS & CONSUMABLE FUELS - 2.2%
Bill Barrett Corp. (a)	272,422	5,508,373
QEP Resources, Inc.	196,947	5,471,187
Whiting Petroleum Corp. (a)	240,441	11,081,926
		22,061,486

PAPER & FOREST PRODUCTS - 0.7%
Louisiana-Pacific Corp. (a)	447,989	6,625,757

PHARMACEUTICALS - 0.6%
Perrigo Co.	48,670	5,889,070

REAL ESTATE INVESTMENT TRUSTS - 6.1%
Digital Realty Trust, Inc.	124,903	7,619,083
Essex Property Trust, Inc.	117,140	18,615,889
Federal Realty Investment Trust	147,412	15,283,676
Rayonier, Inc.	350,577	19,418,460
		60,937,108

REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.0%
Alexander & Baldwin, Inc. (a)	234,850	9,335,287

	Number of Shares	Value
ROAD & RAIL - 1.1%
Genesee & Wyoming, Inc. (a)	126,182	$10,705,281

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.8%
Cypress Semiconductor Corp.	682,873	7,327,227
Maxim Integrated Products, Inc.	394,277	10,953,015
		18,280,242

SOFTWARE - 2.1%
ANSYS, Inc. (a)	138,898	10,153,444
Red Hat, Inc. (a)	121,736	5,821,415
TIBCO Software, Inc. (a)	245,349	5,250,469
		21,225,328

SPECIALTY RETAIL - 3.3%
Cabela’s, Inc. (a)	233,518	15,122,626
Tractor Supply Co.	91,410	10,750,730
Williams-Sonoma, Inc.	135,740	7,586,509
		33,459,865

TEXTILES, APPAREL & LUXURY GOODS - 4.0%
Deckers Outdoor Corp. (a)	209,131	10,563,207
PVH Corp.	58,606	7,328,680
Under Armour, Inc. - Class A (a)	235,994	14,091,202
Wolverine World Wide, Inc.	145,164	7,927,406
		39,910,495

THRIFTS & MORTGAGE FINANCE - 0.8%
Northwest Bancshares, Inc.	616,561	8,329,739

TRADING COMPANIES & DISTRIBUTORS - 1.0%
GATX Corp.	216,354	10,261,670

The accompanying notes are an integral part of these financial statements.	P / 19

SCHEDULE OF INVESTMENTS

IronBridge SMID Cap Fund

continued

	Number of Shares	Value
TOTAL COMMON STOCKS
(Cost $702,211,560)		$968,569,998

SHORT-TERM INVESTMENTS - 2.6%
	Number of Shares	Value
MONEY MARKET - 2.6%
STIT - Liquid Assets Portfolio - 0.09% (b)	25,519,006	$25,519,006

TOTAL SHORT-TERM INVESTMENTS
(Cost $25,519,006)		$25,519,006

TOTAL INVESTMENTS - 99.5%
(Cost $727,730,566)		$994,089,004

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.5%		5,194,998

TOTAL NET ASSETS - 100.0%		$999,284,002

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

PORTFOLIO DIVERSIFICATION

June 30, 2013

Sectors	Percentage
Financials	21.8%
Industrials	13.8%
Information Technology	13.0%
Consumer Discretionary	12.6%
Health Care	10.5%
Materials	9.8%
Utilities	6.4%
Energy	5.9%
Consumer Staples	3.1%
TOTAL COMMON STOCKS	96.9%
TOTAL SHORT-TERM INVESTMENTS	2.6%
TOTAL INVESTMENTS	99.5%
OTHER ASSETS IN EXCESS OF LIABILITIES	0.5%
TOTAL NET ASSETS	100.0%

P / 20

SCHEDULE OF INVESTMENTS

IronBridge Global Fund

June 30, 2013

COMMON STOCKS - 97.3%
	Number of Shares	Value
BELGIUM - 1.7%
Anheuser-Busch InBev NV	3,430	$305,336

CANADA - 3.8%
Brookfield Asset Management, Inc. - Class A	9,453	340,497
TELUS Corp.	11,410	333,067
		673,564

FRANCE - 2.6%
LVMH Moet Hennessy Louis Vuitton SA	1,120	181,501
Schneider Electric SA	3,805	276,017
		457,518

GERMANY - 9.2%
Adidas AG	3,020	326,820
Bayer AG	3,101	330,702
Continental AG	1,410	188,303
Fresenius Medical Care AG & Co. KGaA	2,360	167,510
Linde AG	2,179	406,581
SAP AG	2,670	195,525
		1,615,441

JAPAN - 8.9%
Bridgestone Corp.	6,800	231,740
Hitachi Ltd.	41,500	266,541
ITOCHU Corp.	17,800	205,495
Seven & I Holdings Co. Ltd.	9,800	358,187
SMC Corp.	1,500	301,271
Sumitomo Mitsui Financial Group, Inc.	4,400	201,855
		1,565,089

SWEDEN - 1.5%
Svenska Handelsbanken AB - Class A	6,414	257,474

SWITZERLAND - 6.6%
Nestle SA	9,247	606,481

	Number of Shares	Value
Roche Holding AG	2,180	$542,375
		1,148,856

UNITED KINGDOM - 5.6%
BHP Billiton PLC	10,078	257,821
Centrica PLC	31,210	170,984
HSBC Holdings PLC	34,877	361,777
Kingfisher PLC	36,919	192,602
		983,184

UNITED STATES - 57.4%
Amazon.com, Inc. (a)	964	267,693
Apple, Inc.	619	245,174
BorgWarner, Inc. (a)	2,863	246,647
Citigroup, Inc.	8,160	391,435
Costco Wholesale Corp.	3,086	341,219
Discover Financial Services	7,610	362,540
Dover Corp.	4,195	325,784
eBay, Inc. (a)	3,750	193,950
Ecolab, Inc.	3,160	269,200
Exxon Mobil Corp.	6,576	594,142
Google, Inc. - Class A (a)	420	369,755
Helmerich & Payne, Inc.	1,995	124,588
Illinois Tool Works, Inc.	4,600	318,182
JPMorgan Chase & Co.	9,575	505,464
Microsoft Corp.	9,320	321,820
National Oilwell Varco, Inc.	4,438	305,778
Occidental Petroleum Corp.	7,083	632,016
OGE Energy Corp.	3,255	221,991
Pfizer, Inc.	8,889	248,981
Precision Castparts Corp.	1,220	275,732
QUALCOMM, Inc.	3,424	209,138
Reliance Steel & Aluminum Co.	2,800	183,568
Stericycle, Inc. (a)	3,357	370,714
The Charles Schwab Corp.	15,390	326,730
The Chubb Corp.	5,486	464,390
The Cooper Cos, Inc.	2,310	275,005

The accompanying notes are an integral part of these financial statements.	P / 21

SCHEDULE OF INVESTMENTS

IronBridge Global Fund

continued

	Number of Shares	Value
The Walt Disney Co.	9,130	$576,559
Union Pacific Corp.	2,163	333,708
Walgreen Co.	6,800	300,560
Wells Fargo & Co.	8,801	363,217
Zoetis, Inc.	2,802	86,558
		10,052,238

TOTAL COMMON STOCKS
(Cost $13,565,947)		$17,058,700

SHORT-TERM INVESTMENTS - 2.5%
	Number of Shares	Value
MONEY MARKET - 2.5%
STIT - Liquid Assets Portfolio - 0.09% (b)	438,420	$438,420

TOTAL SHORT-TERM INVESTMENTS
(Cost $438,420)		$438,420

TOTAL INVESTMENTS - 99.8%
(Cost $14,004,367)		$17,497,120

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%		32,630

TOTAL NET ASSETS - 100.0%		$17,529,750

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

PORTFOLIO DIVERSIFICATION

June 30, 2013

Sectors	Percentage
Financials	20.4%
Industrials	13.7%
Consumer Discretionary	12.6%
Consumer Staples	10.9%
Information Technology	10.3%
Energy	9.5%
Health Care	9.4%
Materials	6.4%
Utilities	2.2%
Telecommunication Services	1.9%
TOTAL COMMON STOCKS	97.3%
TOTAL SHORT-TERM INVESTMENTS	2.5%
TOTAL INVESTMENTS	99.8%
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2%
TOTAL NET ASSETS	100.0%

P / 22

SCHEDULE OF INVESTMENTS

IronBridge Large Cap Fund

June 30, 2013

COMMON STOCKS - 96.9%
	Number of Shares	Value
AEROSPACE & DEFENSE - 1.9%
Precision Castparts Corp.	1,583	$357,774

AUTO COMPONENTS - 1.0%
BorgWarner, Inc. (a)	2,290	197,283

BEVERAGES - 2.2%
The Coca-Cola Co.	10,605	425,367

BIOTECHNOLOGY - 1.9%
Alexion Pharmaceuticals, Inc. (a)	1,475	136,054
Celgene Corp. (a)	1,915	223,883
		359,937

CAPITAL MARKETS - 2.5%
T. Rowe Price Group, Inc.	3,465	253,465
The Goldman Sachs Group, Inc.	1,394	210,842
		464,307

CHEMICALS - 2.7%
Ecolab, Inc.	3,340	284,535
FMC Corp.	3,605	220,121
		504,656

COMMERCIAL BANKS - 2.3%
Wells Fargo & Co.	10,630	438,700

COMMUNICATIONS EQUIPMENT - 1.4%
QUALCOMM, Inc.	4,310	263,255

COMPUTERS & PERIPHERALS - 3.6%
Apple, Inc.	1,105	437,668
EMC Corp.	9,885	233,484
		671,152

CONSTRUCTION & ENGINEERING - 1.1%
Jacobs Engineering Group, Inc. (a)	3,640	200,673

CONSUMER FINANCE - 1.6%
Capital One Financial Corp.	4,760	298,976

	Number of Shares	Value
DIVERSIFIED FINANCIAL SERVICES - 4.0%
Citigroup, Inc.	7,220	$346,344
JPMorgan Chase & Co.	7,585	400,412
		746,756

DIVERSIFIED TELECOMMUNICATION SERVICES - 2.5%
Verizon Communications, Inc.	9,390	472,693

ELECTRIC UTILITIES - 2.3%
NextEra Energy, Inc.	3,130	255,032
Northeast Utilities	4,100	172,282
		427,314

ELECTRICAL EQUIPMENT - 0.8%
Roper Industries, Inc.	1,210	150,306

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.8%
Trimble Navigation Ltd. (a)	5,930	154,239

ENERGY EQUIPMENT & SERVICES - 2.8%
National Oilwell Varco, Inc.	3,993	275,118
Schlumberger Ltd.	3,455	247,585
		522,703

FOOD & STAPLES RETAILING - 4.1%
Costco Wholesale Corp.	3,875	428,459
Walgreen Co.	7,955	351,611
		780,070

HEALTH CARE EQUIPMENT & SUPPLIES - 2.8%
Stryker Corp.	3,540	228,967
The Cooper Cos., Inc.	2,485	295,839
		524,806

HEALTH CARE PROVIDERS & SERVICES - 1.0%
Catamaran Corp. (a)	3,720	181,238

HEALTH CARE TECHNOLOGY - 0.9%
Cerner Corp. (a)	1,825	175,364

HOTELS, RESTAURANTS & LEISURE - 1.0%
Carnival Corp.	5,743	196,927

The accompanying notes are an integral part of these financial statements.	P / 23

SCHEDULE OF INVESTMENTS

IronBridge Large Cap Fund

continued

	Number of Shares	Value
HOUSEHOLD PRODUCTS - 1.6%
Colgate-Palmolive Co.	5,190	$297,335

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.9%
The AES Corp.	14,035	168,280

INDUSTRIAL CONGLOMERATES - 2.3%
Danaher Corp.	6,816	431,453

INFORMATION TECHNOLOGY SERVICES - 2.8%
Cognizant Technology Solutions Corp. - Class A (a)	2,455	153,708
International Business Machines Corp.	1,935	369,798
		523,506

INSURANCE - 3.4%
Aon PLC	5,290	340,411
The Chubb Corp.	3,580	303,047
		643,458

INTERNET SOFTWARE & SERVICES - 5.3%
Amazon.com, Inc. (a)	1,134	314,901
eBay, Inc. (a)	4,395	227,309
Google, Inc. - Class A (a)	514	452,510
		994,720

MACHINERY - 4.3%
Dover Corp.	2,390	185,607
Illinois Tool Works, Inc.	5,345	369,714
Parker Hannifin Corp.	2,635	251,379
		806,700

MEDIA - 2.8%
The Walt Disney Co.	8,390	529,828

METALS & MINING - 0.7%
Nucor Corp.	2,945	127,577

OIL, GAS & CONSUMABLE FUELS - 7.1%
Apache Corp.	3,075	257,777
Chevron Corp.	4,895	579,274

	Number of Shares	Value
Occidental Petroleum Corp.	5,570	$497,011
		1,334,062

PHARMACEUTICALS - 6.3%
Allergan, Inc.	2,860	240,926
Merck & Co., Inc.	9,470	439,882
Pfizer, Inc.	13,634	381,888
Zoetis, Inc.	4,297	132,726
		1,195,422

REAL ESTATE INVESTMENT TRUSTS - 2.8%
AvalonBay Communities, Inc.	1,740	234,744
Rayonier, Inc.	5,104	282,711
		517,455

ROAD & RAIL - 1.6%
Union Pacific Corp.	1,935	298,532

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.0%
Altera Corp.	5,625	185,569

SOFTWARE - 3.1%
Microsoft Corp.	8,610	297,303
Oracle Corp.	9,120	280,167
		577,470

SPECIALTY RETAIL - 3.2%
Lowe’s Cos., Inc.	8,070	330,063
Ross Stores, Inc.	4,090	265,073
		595,136

TEXTILES, APPAREL & LUXURY GOODS - 2.5%
Michael Kors Holdings, Ltd. (a)	2,290	142,026
Under Armour, Inc. - Class A (a)	2,295	137,034
VF Corp.	1,025	197,887
		476,947

TOTAL COMMON STOCKS
(Cost $16,884,406)		$18,217,946

P / 24

SHORT-TERM INVESTMENTS - 2.5%
	Number of Shares	Value
MONEY MARKET - 2.5%
STIT - Liquid Assets Portfolio - 0.09% (b)	472,113	$472,113

TOTAL SHORT-TERM INVESTMENTS
(Cost $472,113)		$472,113

TOTAL INVESTMENTS - 99.4%
(Cost $17,356,519)		$18,690,059

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%		119,551

TOTAL NET ASSETS - 100.0%		$18,809,610

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

PORTFOLIO DIVERSIFICATION

June 30, 2013

Sectors	Percentage
Financials	16.5%
Information Technology	16.2%
Health Care	13.0%
Consumer Discretionary	12.3%
Industrials	11.9%
Energy	9.9%
Consumer Staples	8.0%
Materials	3.4%
Utilities	3.2%
Telecommunication Services	2.5%
TOTAL COMMON STOCKS	96.9%
TOTAL SHORT-TERM INVESTMENTS	2.5%
TOTAL INVESTMENTS	99.4%
OTHER ASSETS IN EXCESS OF LIABILITIES	0.6%
TOTAL NET ASSETS	100.0%

The accompanying notes are an integral part of these financial statements.	P / 25

Statements of Assets and Liabilities

IronBridge Funds, Inc.

    June 30, 2013

SMALL CAP FUND
ASSETS:
Investments at cost	$388,224,970

Investments at value	$537,735,706
Cash	—
Receivables
Interest and dividends	477,119
Fund shares sold	134,022
Investments sold	1,871,264
Prepaid expenses and other assets	18,594

Total assets	540,236,705

LIABILITIES:
Payables
Fund shares redeemed	119,190
Due to Adviser	445,736
Accrued expenses
Professional fees	27,032
Fund administration and accounting fees	24,799
Custodian	5,227
Other expenses	8,299

Total liabilities	630,283

Net Assets	$539,606,422

NET ASSETS CONSIST OF:
Paid in capital	$368,258,410
Undistributed net investment income	537,728
Accumulated net realized gain	21,299,548
Unrealized appreciation (depreciation) on:
Investments	149,510,736
Foreign currency	—

Net Assets	$539,606,422

CAPITAL STOCK, $0.01 PAR VALUE
Authorized	75,000,000
Issued and outstanding	27,361,969
Net Asset Value, Redemption Price and Offering Price Per Share	$19.72

P / 26

SMID CAP FUND	GLOBAL FUND	LARGE CAP FUND

$727,730,566	$14,004,367	$17,356,519

$994,089,004	$17,497,120	$18,690,059
—	4,591	—

1,016,206	64,193	22,656
5,704,496	—	116,975
—	—	—
29,001	4,482	10,865

1,000,838,707	17,570,386	18,840,555

732,434	—	—
700,381	2,324	344

27,123	21,640	17,142
37,735	9,911	9,031
13,613	4,774	594
43,419	1,987	3,834

1,554,705	40,636	30,945

$999,284,002	$17,529,750	$18,809,610

$724,726,252	$12,284,507	$15,451,786
879,047	—	59,062
7,320,265	1,754,497	1,965,222

266,358,438	3,492,753	1,333,540
—	(2,007)	—

$999,284,002	$17,529,750	$18,809,610

150,000,000	50,000,000	50,000,000
70,755,031	1,860,026	1,696,132
$14.12	$9.42	$11.09

The accompanying notes are an integral part of these financial statements.	P / 27

Statements of Operations

IronBridge Funds, Inc.

    For the Year Ended June 30, 2013

SMALL CAP FUND
INVESTMENT INCOME:
Dividend income(1)	$7,054,154
Interest income	11,120

Total investment income	7,065,274

EXPENSES:
Investment advisory fees	4,723,772
Fund administration and accounting fees	117,635
Legal fees	54,544
Custody fees	31,388
Audit fees	29,970
Shareholder servicing fees	28,608
Directors’ fees and related expenses	23,028
Federal and state registration fees	18,686
Reports to shareholders	12,937
Other	31,073

Total expenses before waiver and reimbursement	5,071,641
Waiver and reimbursement of expenses by Adviser	—

Net expenses	5,071,641

Net Investment Income	1,993,633

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	17,602,666
Foreign currency transactions	—
Change in net unrealized appreciation/depreciation on:
Investments	68,657,335
Foreign currency transactions	—

Net Realized and Unrealized Gain on Investments	86,260,001

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$88,253,634

(1) Net of foreign taxes withheld of $22,675, $55,977, $30,516, and $164 respectively.

P / 28

SMID CAP FUND	GLOBAL FUND	LARGE CAP FUND

$12,640,685	$389,557	$251,283
32,139	452	644

12,672,824	390,009	251,927

7,691,505	150,105	91,223
173,655	58,190	56,729
76,407	14,452	11,263
87,530	23,548	3,101
30,953	26,951	20,430
59,584	7,291	6,879
36,584	9,962	7,815
27,061	6,036	9,488
59,429	1,228	2,031
106,078	3,429	5,032

8,348,786	301,192	213,991
—	(124,599)	(101,717)

8,348,786	176,593	112,274

4,324,038	213,416	139,653

21,512,722	692,253	347,722
—	(1,949)	—

153,893,014	1,954,513	1,600,443
—	(1,998)	—

175,405,736	2,642,819	1,948,165

$179,729,774	$2,856,235	$2,087,818

The accompanying notes are an integral part of these financial statements.	P / 29

Statements of Changes in Net Assets

IronBridge Funds, Inc.

	SMALL CAP FUND
	Year Ended June 30, 2013	Year Ended June 30, 2012
Operations:
Net investment income	$1,993,633	$358,637
Net realized gain (loss) on:
Investments	17,602,666	22,430,788
Foreign currency transactions	—	—
Change in net unrealized appreciation/depreciation on:
Investments	68,657,335	(41,410,028)
Foreign currency transactions	—	—

Net increase (decrease) in net assets resulting from operations	88,253,634	(18,620,603)

Distributions paid from:
Net investment income	(1,963,552)	(48,983)
Net realized gain	(25,541,586)	(3,932,657)

Net decrease in net assets resulting from distributions	(27,505,138)	(3,981,640)

Capital share transactions:
Shares sold	42,592,304	24,907,672
Shares sold in connection with merger(1)	97,087,227	—
Shares issued to holders in reinvestment of distributions	26,727,186	3,900,204
Shares redeemed	(83,328,562)	(68,832,593)
Redemption fees	—	—

Net increase (decrease) in net assets resulting from capital share transactions	83,078,155	(40,024,717)

Total Increase (Decrease) in Net Assets	143,826,651	(62,626,960)

NET ASSETS:
Beginning of Period	395,779,771	458,406,731

End of Period	$539,606,422	$395,779,771

Undistributed net investment income (loss)	$537,728	$344,247

Transactions in shares:
Shares sold	2,238,086	1,441,496
Shares sold in connection with merger(1)	5,716,461	—
Shares issued to holders in reinvestment of distributions	1,573,687	240,605
Shares redeemed	(4,401,554)	(3,934,493)

Net increase (decrease) in shares outstanding	5,126,680	(2,252,392)

(1) See Note 6 of Financial Statements

(2) Commenced operations on March 30, 2012.

P / 30

SMID CAP FUND		GLOBAL FUND		LARGE CAP FUND
Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2013	Period Ended June 30, 2012(2)

$4,324,038	$2,327,959	$213,416	$176,439	$139,653	$17,600

21,512,722	9,445,873	692,253	147,616	347,722	12,346
—	—	(1,949)	(7,405)	—	—

153,893,014	(63,311,112)	1,954,513	(1,494,859)	1,600,443	(266,903)
—	—	(1,998)	(11,779)	—	—

179,729,774	(51,537,280)	2,856,235	(1,189,988)	2,087,818	(236,957)

(4,662,564)	(3,219,043)	(371,662)	(275,834)	(98,191)	—
(24,198,810)	(14,418,294)	(337,218)	(3,838,510)	(180,825)	—

(28,861,374)	(17,637,337)	(708,880)	(4,114,344)	(279,016)	—

107,393,532	240,568,648	469,466	843,109	6,125,975	10,866,009
74,833,514	—	—	—	—	—
27,191,061	16,570,484	700,993	3,968,037	279,016	—
(186,728,481)	(162,333,796)	(2,567,917)	(1,119,755)	(33,235)	—
1,583	5,864	—	—	—	—

22,691,209	94,811,200	(1,397,458)	3,691,391	6,371,756	10,866,009

173,559,609	25,636,583	749,897	(1,612,941)	8,180,558	10,629,052

825,724,393	800,087,810	16,779,853	18,392,794	10,629,052	—

$999,284,002	$825,724,393	$17,529,750	$16,779,853	$18,809,610	$10,629,052

$879,047	$1,201,783	$—	$137,723	$59,062	$17,600

8,052,761	20,085,198	53,863	94,604	576,208	1,094,972
6,088,679	—	—	—	—	—
2,212,346	1,478,188	82,567	521,424	28,098	—
(14,316,059)	(13,297,303)	(286,417)	(139,780)	(3,146)	—

2,037,727	8,266,083	(149,987)	476,248	601,160	1,094,972

The accompanying notes are an integral part of these financial statements.	P / 31

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the period

IRONBRIDGE SMALL CAP FUND
	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011		Year Ended June 30, 2010(1)	Year Ended June 30, 2009(1)
Net Asset Value, Beginning of Period	$17.80	$18.72	$13.73		$11.80	$17.03
Income (loss) from investment operations:
Net investment income	0.10	0.02	0.00	(3)	0.04 (2)	0.05
Net realized and unrealized gain (loss) on investments	3.10	(0.77)	5.01		1.93	(4.53)

Total Income (Loss) from Investment Operations	3.20	(0.75)	5.01		1.97	(4.48)

Less distributions:
From net investment income	(0.09)	0.00 (3)	(0.02)		(0.04)	(0.01)
From net realized gain on investments	(1.19)	(0.17)	—		—	(0.74)

Total Distributions	(1.28)	(0.17)	(0.02)		(0.04)	(0.75)

Net Asset Value, End of Period	$19.72	$17.80	$18.72		$13.73	$11.80

Total Return	19.14%	(3.92)%	36.51%		16.72%	(26.00)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$539,606	$395,780	$458,407		$374,612	$296,445

Ratio of expenses to average net assets	1.07%	1.07%	1.08%		1.08%	1.09%

Ratio of net investment income to average net assets	0.42%	0.09%	—	%(4)	0.27%	0.40%

Portfolio turnover rate	10%	19%	32%		44%	39%

(1) Effective March 1, 2010, IronBridge Capital Management, L.P. became the investment advisor to the Fund.

Prior to March 1, 2010, Ironbridge Capital Management, L.P. was the sub-adviser to the Fund.

(2) Per share net investment income has been calculated using the daily average share method.

(3) Less than one cent per share.

(4) Less than 0.01%

P / 32

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the period

IRONBRIDGE SMID CAP FUND
	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010(1)	Year Ended June 30, 2009(1)
Net Asset Value, Beginning of Period	$12.02	$13.24	$9.52	$8.24	$11.23
Income (loss) from investment operations:
Net investment income	0.07	0.04	0.04	0.03 (2)	0.03
Net realized and unrealized gain (loss) on investments	2.48	(0.96)	3.71	1.28	(2.93)

Total Income (Loss) from Investment Operations	2.55	(0.92)	3.75	1.31	(2.90)

Less distributions:
From net investment income	(0.07)	(0.05)	(0.03)	(0.03)	(0.01)
From net realized gain on investments	(0.38)	(0.25)	—	—	(0.08)

Total Distributions	(0.45)	(0.30)	(0.03)	(0.03)	(0.09)

Net Asset Value, End of Period	$14.12	$12.02	$13.24	$9.52	$8.24

Total Return	21.80%	(6.79)%	39.38%	15.88%	(25.78)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$999,284	$825,724	$800,088	$518,376	$307,973

Ratio of expenses to average net assets
Before waivers and reimbursements	0.92%	0.92%	0.92%	0.94%	0.96%

Net of waivers and reimbursements	0.92%	0.92%	0.92%	0.93%	0.95%

Ratio of net investment income to average net assets
Before waivers and reimbursements	0.48%	0.33%	0.32%	0.42%	0.54%

Net of waivers and reimbursements	0.48%	0.33%	0.32%	0.43%	0.55%

Portfolio turnover rate	29%	41%	54%	45%	46%

(1) Effective March 1, 2010, IronBridge Capital Management, L.P. became the investment advisor to the Fund.

Prior to March 1, 2010, Ironbridge Capital Management, L.P. was the sub-adviser to the Fund.

(2) Per share net investment income has been calculated using the daily average share method.

The accompanying notes are an integral part of these financial statements.	P / 33

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the period

IRONBRIDGE GLOBAL FUND
	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011	For the Period Ended June 30, 2010(1)
Net Asset Value, Beginning of Period	$8.35	$11.99	$9.13	$10.00
Income (loss) from investment operations:
Net investment income	0.12	0.09	0.21	0.09
Net realized and unrealized gain (loss) on investments	1.31	(1.10)	2.77	(0.95)

Total Income (Loss) from Investment Operations	1.43	(1.01)	2.98	(0.86)

Less distributions:
From net investment income	(0.19)	(0.18)	(0.12)	(0.01)
From net realized gain on investments	(0.17)	(2.45)	—	—

Total Distributions	(0.36)	(2.63)	(0.12)	(0.01)

Net Asset Value, End of Period	$9.42	$8.35	$11.99	$9.13

Total Return	17.66%	(6.27)%	32.72%	(8.60	)%(2)

Supplemental data and ratios:
Net assets, end of period (in thousands)	$17,530	$16,780	$18,393	$40,764

Ratio of expenses to average net assets
Before waivers and reimbursements	1.71%	1.66%	1.38%	1.36	%(3)

Net of waivers and reimbursements	1.00%	1.00%	1.00%	1.00	%(3)

Ratio of net investment income to average net assets
Before waivers and reimbursements	0.50%	0.40%	0.56%	0.86	%(3)

Net of waivers and reimbursements	1.21%	1.06%	0.94%	1.22	%(3)

Portfolio turnover rate	44%	46%	53%	41	%(2)

(1) Commenced operations on September 18, 2009.

(2) Not Annualized.

(3) Annualized.

P / 34

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the period

IRONBRIDGE LARGE CAP FUND
	Year Ended June 30, 2013	For the Period Ended June 30, 2012(1)
Net Asset Value, Beginning of Period	$9.71	$10.00
Income (loss) from investment operations:
Net investment income	0.10	0.02
Net realized and unrealized gain (loss) on investments	1.50	(0.31)

Total Income (Loss) from Investment Operations	1.60	(0.29)

Less distributions:
From net investment income	(0.08)	—

From net realized gain on investments	(0.14)	—

Total Distributions	(0.22)	—

Net Asset Value, End of Period	$11.09	$9.71

Total Return	16.72%	(2.90	)%(2)

Supplemental data and ratios:
Net assets, end of period (in thousands)	$18,810	$10,629

Ratio of expenses to average net assets
Before waivers and reimbursements	1.52%	2.59	%(3)

Net of waivers and reimbursements	0.80%	0.80	%(3)

Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.27%	(1.07	)%(3)

Net of waivers and reimbursements	0.99%	0.72	%(3)

Portfolio turnover rate	35%	3	%(2)

(1) Commenced operations on March 30, 2012.

(2) Not Annualized.

(3) Annualized.

The accompanying notes are an integral part of these financial statements.	P / 35

Notes to Financial Statements

IronBridge Funds, Inc.

    June 30, 2013

(1) ORGANIZATION

IronBridge Funds, Inc. (the “Company”) was incorporated on February 26, 2010 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.

The Company consists of four series (“Funds”). IronBridge Capital Management, L.P. (“ICM”), serves as the investment adviser to each of the Funds. A summary of the Funds and their respective investment objective is included below:

Fund	Investment Objective
IronBridge Small Cap Fund	Capital appreciation
IronBridge SMID Cap Fund	Capital appreciation
IronBridge Global Fund	Long term capital appreciation
IronBridge Large Cap Fund	Capital appreciation

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(A) Investment Valuation. Equity securities for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are primarily traded. Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent sale price. Equity securities that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). Shares of underlying mutual funds are valued at their respective NAVs. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In certain countries, market maker prices, usually the mean between the bid and ask prices, are used. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using fair valuation procedures approved by the Board of Directors. The Directors have retained an independent fair value pricing service to assist in valuing foreign securities held by the IronBridge Global Fund. The pricing service monitors the market daily for significant movement and systematically applies a fair value adjustment factor to foreign securities when a tolerance trigger is met. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates market value. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by ICM pursuant to guidelines established by the Board of Directors.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, and fair value estimates for foreign securities, and changes in benchmark securities indices.

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

P / 36

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2013:

IronBridge Small Cap Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$530,489,663	$—	$—	$530,489,663
Total Equity	530,489,663	—	—	530,489,663
Short-Term Investments	7,246,043	—	—	7,246,043
Total Investments in Securities	$537,735,706	$—	$—	$537,735,706

IronBridge SMID Cap Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$968,569,998	$—	$—	$968,569,998
Total Equity	968,569,998	—	—	968,569,998
Short-Term Investments	25,519,006	—	—	25,519,006
Total Investments in Securities	$994,089,004	$—	$—	$994,089,004

IronBridge Global Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$17,058,700	$—	$—	$17,058,700
Total Equity	17,058,700	—	—	17,058,700
Short-Term Investments	438,420	—	—	438,420
Total Investments in Securities	$17,497,120	$—	$—	$17,497,120

IronBridge Large Cap Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$18,217,946	$—	$—	$18,217,946
Total Equity	18,217,946	—	—	18,217,946
Short-Term Investments	472,113	—	—	472,113
Total Investments in Securities	$18,690,059	$—	$—	$18,690,059

*	See Funds’ Schedule of Investments for industry classifications.

(B) Federal Income Taxes. Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund’s financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or

P / 37

Notes to Financial Statements

IronBridge Funds, Inc.

    June 30, 2013

expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of June 30, 2013, open Federal and state income tax years include the tax years ended June 30, 2010, June 30, 2011 and

June 30, 2012. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax expense will significantly change in twelve months.

(C) Distributions to Shareholders. Dividends from net investment income, if any exist, are generally declared and paid at least annually for the Funds. Distributions of net realized gains, if any, are declared and paid at least annually for the Funds.

All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the fiscal year ended June 30, 2013 and June 30, 2012 were as follows:

	Year Ended June 30, 2013				Year Ended June 30, 2012
	Ordinary Income	Short- Term Capital Gains	Long- Term Capital Gains	Total Distributions	Ordinary Income	Short- Term Capital Gains	Long- Term Capital Gains	Total Distributions
IronBridge Small Cap	$1,963,552	$1,093,820	$24,447,766	$27,505,138	$48,983	$—	$3,932,657	$3,981,640
IronBridge SMID Cap	4,662,564	1,009,186	23,189,624	28,861,374	3,216,861	—	14,420,476	17,637,337
IronBridge Global	371,662	—	337,218	708,880	275,834	1,194,560	2,643,950	4,114,344
IronBridge Large Cap	98,191	130,476	50,349	279,016	—	—	—	—

The IronBridge Small Cap Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended June 30, 2013.

At June 30, 2013, the Funds’ most recent fiscal year, the components of accumulated earnings/losses on a tax basis were as follows:

	IronBridge Small Cap Fund	IronBridge SMID Cap Fund	IronBridge Global Fund	IronBridge Large Cap Fund
Cost of investments	$380,357,077	$734,063,093	$13,036,505	$15,999,563

Gross unrealized appreciation	174,641,613	278,520,385	4,574,342	3,200,526
Gross unrealized depreciation	(17,262,984)	(18,494,474)	(113,727)	(510,030)

Net unrealized appreciation/depreciation	157,378,629	260,025,911	4,460,615	2,690,496

Undistributed ordinary income	929,419	7,416,500	26,443	149,762
Undistributed long-term capital gain	13,039,964	7,115,339	760,192	517,566

Total distributable earnings	13,969,383	14,531,839	786,635	667,328

Other accumulated losses	—	—	(2,007)	—

Total accumulated earnings/(losses)	$171,348,012	$274,557,750	$5,245,243	$3,357,824

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, and tax basis adjustments for securities contributed in-kind.

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Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2013, the following table shows the reclassifications made:

	Paid in capital	Accumulated net investment income (loss)	Accumulated net realized gain (loss)
IronBridge Small Cap	$(10,992,562)	$163,400	$10,829,162
IronBridge SMID Cap	(4,720,706)	15,790	4,704,916
IronBridge Global	—	20,523	(20,523)
IronBridge Large Cap	—	—	—

The permanent differences primarily relate to foreign currency and Real Estate Investment Trust (REIT) adjustments with differing book and tax methods, and tax basis adjustments for securities contributed in-kind. During the year ended June 30, 2013 the Funds had no capital loss carryforwards, qualified late-year ordinary losses or post-October capital losses.

(D) Foreign Currency Translation. Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investments in securities of foreign companies involve additional risks including: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less developed markets.

(E) Indemnifications. Under the Funds’ organizational documents, officers and Independent Directors of the Company are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(F) Subsequent Events. The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements and have determined there is no impact to Funds’ financial statements.

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Notes to Financial Statements

IronBridge Funds, Inc.

    June 30, 2013

(G) Other. Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3) INVESTMENT ADVISER AND RELATED PARTIES

The Funds have entered into an investment advisory agreement with ICM on behalf of each Fund. Fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund’s average daily net assets). Pursuant to expense cap agreements, ICM has agreed to waive its respective management fees and/or reimburse each Fund’s operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that each Fund’s operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with advisory fees on the Statement of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to ICM or ICM reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statement of Assets and Liabilities as a receivable from Adviser. The expense cap agreements will continue in effect until July 23, 2014 with successive renewal terms of one year unless terminated by ICM or the Fund’s Board of Directors prior to any such renewal.

IronBridge Funds	Annual Advisory Fees	Expense Limitation
IronBridge Small Cap	1.00%	1.10%
IronBridge SMID Cap	0.85%	0.95%
IronBridge Global	0.85%	1.00%
IronBridge Large Cap	0.65%	0.80%

Any waivers or reimbursements are subject to later adjustment to allow ICM to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation cap, provided, however, that ICM shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring on June 30:

Year Incurred	Expiration Year	IronBridge Global	IronBridge Large Cap
2011	2014	$148,257	—
2012	2015	$109,781	$43,587
2013	2016	$124,599	$101,717

		$382,637	$145,304

There are currently no available expenses subject to recapture with respect to the IronBridge Small Cap or SMID Cap Funds.

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(4) INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended June 30, 2013 are summarized below:

	Purchases	Sales
IronBridge Small Cap*	$43,900,575	$84,997,213
IronBridge SMID Cap**	306,976,595	256,660,328
IronBridge Global	7,568,530	9,744,644
IronBridge Large Cap	10,565,104	4,738,312

*	Purchases for IronBridge Small Cap Fund does not include the merger of $97,087,227 from the IronBridge Horizon Fund. (See Note 6)

**	Purchases for IronBridge SMID Cap Fund does not include the merger of $74,833,514 from the IronBridge Skyline Fund. (See Note 6)

(5) DIRECTORS FEES

The Independent Directors are paid a retainer of $25,000 per year plus $1,000 for each regular meeting attended for their service on the Board. Independent Directors are also compensated for any special meeting that they may be required to attend. Independent Directors are reimbursed for any travel expenses incurred in all meetings.

(6) MERGERS AND IN-KIND CONTRIBUTIONS

On March 30, 2012, IronBridge Large Cap Fund was seeded with an in-kind contribution of securities from private accounts managed by ICM (“Legacy Funds”). This in-kind contribution was a tax-free contribution for U.S. Federal income tax purposes.

Investors in the Legacy Funds received capital shares of 906,430 in the IronBridge Large Cap Fund in exchange for the in-kind contributions of securities and other assets.

IronBridge Large Cap Fund recorded the securities at a fair value of $8,753,493 on March 30, 2012, the contribution date, and reflected the in-kind contributions in capital shares sold in the statement of changes in net assets.

For tax purposes the Large Cap Fund’s tax basis in the contributed securities was equal to the private accounts tax basis in the contributed securities. Information related to the in-kind contribution on a tax basis is:

IronBridge Large Cap Fund
Tax Basis Appreciation of Securities on Contribution Date	$1,785,979
Contribution Securities Tax Basis Remaining at 6/30/13	$1,359,798

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Notes to Financial Statements

IronBridge Funds, Inc.

    June 30, 2013

As of close of business on December 14, 2012, pursuant to an Agreement and Plan of Reorganization previously approved by the Fund’s Board of Directors, all of the assets, subject to the liabilities, of the IronBridge Horizon Fund and IronBridge Skyline Fund were transferred to the IronBridge Small Cap Fund and IronBridge SMID Cap Fund, respectively. The purpose of the transfers was to benefit shareholders through improved economies of scale by combining similar funds with comparable investment objectives and strategies. The mergers were a tax-free event to the IronBridge Funds’ shareholders. For financial reporting purposes, the acquiring funds are deemed to be the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of their respective acquired funds. Information with respect to the net assets and other relevant operating data for the acquired fund on the merger date is included below:

Acquired Fund	IronBridge Horizon Fund	IronBridge Skyline Fund
Net Assets	$97,087,227	$74,833,514
Shares Outstanding	10,266,068	8,105,795
Net Asset Value	9.46	9.23
Investments at fair value	96,884,742	74,705,867
Unrealized appreciation/depreciation	2,640,189	5,275,971
Undistributed net investment income	—	—
Accumulated net realized gain (loss)	—	—
Tax capital loss carryforward	—	—

Acquiring Fund	IronBridge Small Cap Fund	IronBridge SMID Cap Fund
Net Assets immediately prior to merger	$364,902,926	$782,553,466
Net Assets immediately after merger	$461,990,153	$857,386,980
Fund Shares Issued in exchange for acquired fund	5,716,461	6,088,679
Exchange rate for shares issued	0.56	0.75

Assuming the acquisition had been completed on July 1, 2012, the beginning of the annual reporting period of the Funds, the Fund's pro forma results of operations for the year ended June 30, 2013, are as follows:

	IronBridge Small Cap Fund	IronBridge SMID Cap Fund
Net investment income	$2,143,963	$4,440,215
Net realized and unrealized gain on Investments	$88,333,069	$179,611,203
Total increase from operations	$90,477,032	$184,051,418

Since the combined investment portfolios have been managed as a single integrated portfolio from the time the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Acquiring Funds’ statements of operations since December 14, 2012.

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Report of Independent

Registered Public Accounting Firm

The Shareholders and Board of Directors of IronBridge Funds, Inc:

We have audited the accompanying statements of assets and liabilities of IronBridge Funds, Inc. (comprising, respectively, IronBridge Small Cap Fund, IronBridge SMID Cap Fund, IronBridge Global Fund, and IronBridge Large Cap Fund, collectively referred to as the “Funds”), including the schedules of investments, as of June 30, 2013, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at June 30, 2013, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

August 26, 2013

Minneapolis, MN

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Board Approval of Advisory Agreements

At an in-person meeting held on May 20, 2013, the Board of Directors (the “Board”) of IronBridge Funds, Inc. (the “Company”), including a majority of the directors who are not “interested persons” of the Company or IronBridge Capital Management, L.P. (the “Adviser”) (such directors, the “Independent Directors”), considered and renewed the Investment Advisory Agreement between the Adviser and the Company (the “Agreement”) pursuant to which it was proposed that the Adviser would continue to serve as the investment adviser to IronBridge Small Cap Fund (the “Small Cap Fund”), IronBridge SMID Cap Fund (“SMID Cap Fund”), IronBridge Global Fund (“Global Fund”), and IronBridge Large Cap Fund (“Large Cap Fund”). The Agreement was initially executed and effective with respect to the Small Cap Fund, the SMID Cap Fund, the Global Fund and the Large Cap Fund on July 23, 2010, and modified (reduced fee) with respect to the Large Cap Fund on February 23, 2012.

The Board was provided materials relevant to its consideration of the Agreement, such as the Adviser’s Form ADV and Code of Ethics, information regarding the compliance program, personnel and financial condition and memoranda prepared by the Company’s legal counsel. The Board also reviewed the advisory fee payable by each Fund under the Agreement, the fees to be paid by the Adviser, the expense cap agreements between the Company and the Adviser on behalf of each Fund, and comparative fee and expense information provided by an independent third party. The Board was also provided with the Adviser’s response to detailed requests submitted by the Company’s legal counsel on behalf of the Independent Directors, including thirty-seven separate inquiries.

In the course of its review, the Board considered its legal responsibilities in continuing the Agreement. The Board also considered all factors it deemed to be relevant to each of the Funds, including but not limited to the following: (1) the nature, extent and quality of services provided in the past and expected to be provided by the Adviser to the Funds and, in the case of the Small Cap, SMID Cap and Global Funds, the quality of services provided by the Adviser to their respective predecessor funds (the “Predecessor Funds”) since the Adviser first became an investment adviser or manager of such Predecessor Funds; (2) information related to the performance of separate advisory accounts employing the Large Cap Fund’s strategy for time periods prior to the formation of this Fund; (3) the anticipated cost of the services provided, and the anticipated profits, if any, to be realized by the Adviser and its affiliates from their relationship with the Company on behalf of each Fund; (4) the extent to which economies of scale will be realized as each Fund grows and the extent to which fee levels reflect the economies of scale; and (5) other potential benefits to the Adviser from its relationships with the Funds. In their deliberations, the Board did not identify any single factor as determinative; however, in reviewing the Agreement, the Board reviewed and analyzed various factors with respect to each Fund that the Board determined were relevant, including the factors below, and made the following conclusions:

Nature, Extent and Quality of Services. The Board considered the performance of the Adviser as of March 31, 2013, in managing the Funds, and information regarding the performance of the Adviser’s private clients and the Predecessor Funds, as indicators of the extent and quality of services. The Board also reviewed and considered information regarding the portfolio managers for the Funds and the Adviser’s proprietary investment style. In particular, the Independent Directors noted the consistent investment approach used by the Adviser across all Funds. The Board reviewed other services provided by the Adviser, including their brokerage selection and portfolio execution-related policies and procedures, as well as their policies applicable to

P / 44

monitoring and adhering to the Funds’ investment objectives, policies and restrictions. Based on these considerations and reviews, the Board determined that the nature, extent and quality of the services that can be expected to be provided by the Adviser to each Fund will be appropriate and that the Funds are likely to benefit from the services provided by the Adviser under the Agreement.

Investment Performance of the Adviser. The Independent Directors reviewed investment performance of each of the Funds, measured as of March 31, 2013, for various time periods against the respective benchmark stock indices, against appropriate broad fund groups as furnished by a leading independent third party rating services, and against smaller appropriate peer groups selected with the assistance of USBFS. The Board also reviewed recent investment commentary of each of the Funds. In the case of the Small Cap Fund, the SMID Cap Fund and the Global Fund, this performance information included the longer term results of the Predecessor Funds; in the case of the Large Cap Fund, the directors noted the comparable longer term performance of private accounts similar in strategy. In general, the directors believed that longer time periods were more relevant to evaluating the investment performance of the Adviser. The Board noted that the Small Cap Fund underperformed its index in the one-, three- and five-year periods and was approximately equal to the index for the ten-year period; the SMID Cap Fund underperformed its index for the one-, three- and five-year periods; and the Global Fund underperformed its index in the one- and three-year periods. The Large Cap Fund started operations on March 31, 2012, and underperformed its first one-year period against its index. The Board discussed the past year’s underperformance with the Adviser, and noted that longer-term investment results of the Funds and Predecessor Funds were in line with the

Funds’ peers. The Board concluded that the Adviser has provided, and is likely to continue, to provide, a high level of advisory services to each of the Funds.

Adviser’s Professional Staffing. The Board reviewed the biographies of the individuals serving as portfolio managers to each of the Funds, and discussed with the Adviser the decision-making hierarchy of the team of portfolio managers managing each Fund. The Board concluded that the individuals serving as portfolio managers to the Funds have appropriate experience and knowledge to serve as such and that the Funds are likely to benefit from the management by those individuals.

Terms of Management Agreements and the Adviser’s Services and Fee Schedules. The Board noted the initial term of the Agreement does not continue beyond two years from the date of execution unless approved in accordance with the 1940 Act, and that the termination provisions of those Agreements complied with the 1940 Act’s requirements. The Board also reviewed the fees charged by the Adviser under the Advisory Agreement. The Adviser represented that those fees are in line with the fees charged by the Adviser to its private fund and separate account clients, and the Board reviewed information related thereto provided by the Adviser. The Board, with the assistance of USBFS, noted that the Funds’ respective expense ratios (in light of the application of the expense cap agreement) compared favorably to expense ratios of selected peer funds (and, in the case of the Global Fund and the Large Cap Fund, were exceptionally low). The Board also noted that the management fees of the respective Funds were in the range of management fees of the respective selected peer groups, and deemed reasonable given the investment approach of the Adviser. The Board concluded that the terms and fee schedules of the Agreements continued to be appropriate in light of each Fund’s investment style and objectives.

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Board Approval of Advisory Agreements (continued)

Costs of Services Provided, Profitability of the Adviser. The Board also reviewed the impact of the expense cap agreement with respect to all Funds and noted that the Adviser may be required to pay certain Fund expenses on behalf of the Funds. The Board noted that only the Small Cap Fund and SMID Cap Fund had total expenses less than their respective expense caps; in the case of the Global Fund and the Large Cap Fund, the Adviser was waiving part of its management fee and/or reimbursing expenses to the Funds. The Board concluded that the profits realized by the Adviser under the Agreement and the expense cap agreement are acceptable.

Economies of Scale, Fee Levels. The Board noted, and discussed with the Adviser, the fact that the Agreement does not contain breakpoints in the advisory fees as the Funds’ assets increase. The Adviser discussed its views of the asset capacity of each of the Funds’ investment strategies. The Board concluded that the lack of breakpoints in the Agreement is acceptable at current asset levels, but noted that it would continue to review and consider whether breakpoints should be added in the future.

On the basis of its review of the foregoing information, the Board found that the terms of the Agreement were fair and reasonable and in the best interests of each Fund and its shareholders and continued the Agreement with respect to all four Funds through July 23, 2014.

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Additional Information

The statement of Additional Information (“SAI”) includes additional information about fund directors and is available upon request without charge, and a toll-free (or collect) telephone number 1-877-861-7714 for shareholders to call to request the SAI.

DIRECTORS AND OFFICERS

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen By Director(1)	Other Directorships Held by Director
Independent Directors

Walter H. Clark Year of Birth: 1968	Independent Director	Indefinite; since May 21, 2010	Chief Operating Officer, RMB Capital Management, an independent investment advisory company, 2010-present; Co-Managing Partner, HPO Partners, an asset management company, 2009-2010; Managing Director, Perot Investments, Inc., a private investment management company, 2004-2009.	4	None

James W. Haugh Year of Birth: 1937	Independent Director	Indefinite; since May 21, 2010	Advisor on private client and financial institution tax and accounting matters for Wipfli LLP, a national accounting firm, 2010 to present; Financial Consultant and Founder of American Capital LLC (family tax and financial management advisory firm), 2004 to 2010, which was acquired by Wipfli LLP in 2010.	4	First Interstate Bancsystem, Inc.

James M. Snyder Year of Birth: 1947	Independent Director	Indefinite; since May 21, 2010	Private investor and Chairman of The Snyder Family Foundation, 2001-present.	4	Frontegra Funds, Inc. (with oversight of 8 portfolios)
Inside (“Interested”) Director

Robert E. Hendricks* Year of Birth: 1947	Director	Indefinite; since May 21, 2010	Manager, Go Steady LLC and its sole member, Go Steady Holdings, LLC (design, manufacture and distribution of tips, grips and handles for crutches and canes), 2010 to present; President, Front Edge, Inc. (investment advisory services, small business lending and real estate development), 2002-present; Managing Director, Credit Suisse HOLT (corporate performance and valuation advisory service of Credit Suisse) 2002-2009.	4	None
Officers

John G. Davis Year of Birth: 1970	President, Secretary and Chief Executive Officer	Indefinite, since March 9, 2010	Chief Compliance Officer, IronBridge Capital Management, L.P., 2003-Present.	N/A	N/A

Ty M. Baird Year of Birth: 1974	Vice President, Treasurer and Chief Financial Officer	Indefinite, since March 9, 2010	Chief Operating Officer, IronBridge Capital Management, L.P., 2009-present; Equities Analyst and Chief Financial Officer, IronBridge Capital Management, L.P., 2006-present.	N/A	N/A

*	Robert E. Hendricks is deemed to be an “interested director” of the Company, as defined in the 1940 Act, as a result of his ownership interest in the Adviser.

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Additional Information

PROXY VOTING PROCEDURES

The Investment Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Company’s Board of Directors. You may obtain a description of these procedures, free of charge, by calling toll-free 1-877-861-7714. This information is also available through the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PROXY VOTING RECORD

Information regarding how the Funds voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-877-861-7714. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Company files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Company’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free 1-877-861-7714.

QUALIFIED DIVIDEND INCOME / DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended June 30, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2004. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

IronBridge Small Cap	100.00%
IronBridge SMID Cap	96.22%
IronBridge Global	100.00%
IronBridge Large Cap	74.80%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2013 was as follows:

IronBridge Small Cap	100.00%
IronBridge SMID Cap	95.43%
IronBridge Global	72.24%
IronBridge Large Cap	73.28%

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended June 30, 2013 was as follows:

IronBridge Small Cap	0.18%
IronBridge SMID Cap	0.18%
IronBridge Global	0.11%
IronBridge Large Cap	0.16%

The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended June 30, 2013 was as follows:

IronBridge Small Cap	35.78%
IronBridge SMID Cap	17.79%
IronBridge Large Cap	57.06%

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Privacy Notice

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Fund maintains the confidentiality and protects the security of your non-public personal information.

WHAT INFORMATION WE COLLECT

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•	Information about your transactions with us, our affiliates and others, as well as other account data.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

“Affiliates” include the Funds’ investment adviser and companies that are related to IronBridge Funds, Inc. through common control or ownership. The Funds’ investment adviser, IronBridge Capital Management, L.P., is an Affiliate of the funds.

WHAT INFORMATION WE DISCLOSE

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.

CONFIDENTIALITY AND SECURITY PROCEDURES

To protect your personal information, we permit access only by authorized personnel. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

ADDITIONAL RIGHTS

You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

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Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-861-7714.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there are three audit committee financial experts serving on its audit committee. Messrs Walter H. Clark, James M. Snyder and James W. Haugh are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2013	FYE 06/30/2012
Audit Fees	$92,800	$113,300
Audit-Related Fees	$0	$0
Tax Fees	$36,600	$31,800
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2013	FYE 06/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 06/30/2013	FYE 06/30/2012
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

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Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(1)	Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(a)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IronBridge Funds, Inc.

By:	/s/ John G. Davis
John G. Davis, President
(Principal Executive Officer)

Date:	8/30/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John G. Davis
John G. Davis, President and Secretary
(Principal Executive Officer)

Date:	8/30/2013

By	/s/ Ty M. Baird
Ty M. Baird, Vice President and Treasurer
(Principal Financial Officer)

Date:	8/30/2013

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